EXHIBIT 1

         The undersigned hereby agree that this Schedule 13G filed by us with respect to the Series L American Depository Shares of Consorcio G Grupo Dina, S.A. de C.V. is filed on behalf of each of us.

                                    /S/ PHILLIP FROST, M.D.
                                    --------------------------------------------
Date: February 17, 2000             Phillip Frost, M.D.


                                    FROST-NEVADA, LIMITED
                                    PARTNERSHIP

                                    *
                                    --------------------------------------------
Date: February 17, 2000             David Moskowitz
                                    President of Frost-Nevada Corporation,
                                    General Partner


                                    FROST-NEVADA CORPORATION


                                    *
                                    --------------------------------------------
Date: February 17, 2000             David Moskowitz
                                    President

*By /S/ PHILLIP FROST, M.D.
    -------------------------------
         Phillip Frost, M.D.
         (Attorney-in-fact pursuant
          to Power of Attorney)